                                                                   EXHIBIT 10.19

                                                      NEW BEDFORD, MASSACHUSETTS

                               FIRST AMENDMENT TO
                   SECOND AMENDED AND RESTATED LEASE AGREEMENT

      THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LEASE AGREEMENT (the "First Amendment") is made and entered into on this the 31st day of December, 2004, by and between 4499 ACUSHNET AVENUE, LLC, a Delaware limited liability company ("Lessor"), and 4499 ACUSHNET AVENUE OPERATING COMPANY, LLC, a Delaware limited liability company ("Lessee") as follows:

                                R E C I T A L S:

      A. Lessor and Lessee entered into that certain Second Amended and Restated Lease Agreement dated as of December 20, 2004 (the "Lease"), whereby the Lessor leased to Lessee certain leased property, including the real property located in New Bedford, Bristol County Southern District, Massachusetts, as described in the Lease.

      B. Lessor and Lessee desire to make certain amendments to the terms, conditions and provisions of the Lease.

      NOW, THEREFORE, in consideration of mutual covenants, conditions and agreements herein contained, the parties hereto agree that the Lease is hereby amended as follows:

      1.    AMENDMENT.

      Article XXI ("Substitution of Property") is hereby deleted in its entirety, and all references in the Lease to the substitution of property and the "substituted property" are hereby deleted in their entirety.

      2. REPRESENTATION. Lessee represents and warrants that no consents, approvals or notices are required to be obtained from or given to any persons in connection with the execution of this First Amendment.

      3. NO DEFAULTS. Lessee represents and warrants that all representations and warranties set forth in the Lease are true and correct at the date hereof and that there are no defaults or events of default under the Lease.

      4. RATIFICATION. Except as expressly amended hereby, the Lease is hereby confirmed and ratified in all respects by each of the parties thereto.

      5.    MISCELLANEOUS.

      (a) Lessee acknowledges, represents and warrants that the officer of the Lessee, whose name is signed to this First Amendment, has been duly and properly authorized by the Lessee to sign this First Amendment for and on behalf of the Lessee.

      (b) This First Amendment may be executed in separate counterparts each of which shall be an original and all of which shall be deemed to be one and the same instrument.

                      [ See Following Page for Signatures ]

      IN WITNESS WHEREOF, Lessor and Lessee have executed this First Amendment to be effective as of the date first written above.

                                         LESSOR:

                                         4499 ACUSHNET AVENUE, LLC,
                                         a Delaware limited liability company

                                         By:  MPT Operating Partnership, L.P.
                                         Its: Sole Member

                                         By:  /s/ R. Steven Hamner
                                              ----------------------------------
                                              R. Steven Hamner
                                         Its: Executive Vice President and
                                              Chief Financial Officer

                                         LESSEE:

                                         4499 ACUSHNET AVENUE OPERATING
                                         COMPANY, LLC,
                                         a Delaware limited liability company

                                         By:  /s/ Brad E. Hollinger
                                              ----------------------------------
                                              Brad E. Hollinger
                                         Its: President

STATE OF ALABAMA
JEFFERSON COUNTY

      On this ____ day of ____________, 200___, before me, the undersigned authority, a Notary Public in and for said State, duly commissioned and sworn, personally appeared R. Steven Hamner, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as Executive Vice President and Chief Financial Officer of MPT Operating Partnership, L.P., the Sole Member of 4499 ACUSHNET AVENUE, LLC, a Delaware limited liability company, and acknowledged to me that such limited partnership as the sole member of such limited liability company executed the same.

      WITNESS my hand and official seal on this the ________ day of _________________, 200___.

                                         _______________________________________
                                         NOTARY PUBLIC
                                         Printed Named:_________________________
[ AFFIX NOTARY SEAL ]                    My Commission Expires:_________________

STATE OF ___________
____________ COUNTY

      On this ____ day of ____________, 2004, before me, the undersigned authority, a Notary Public in and for said State, duly commissioned and sworn, personally appeared Brad E. Hollinger, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as President of 4499 ACUSHNET AVENUE OPERATING COMPANY, LLC, a Delaware limited liability company, and acknowledged to me that such limited liability company executed the same.

      WITNESS my hand and official seal on this the ________ day of _________________, 200___.

                                         _______________________________________
                                         NOTARY PUBLIC
                                         Printed Named:_________________________
[ AFFIX NOTARY SEAL ]                    My Commission Expires:_________________